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                                                                   EXHIBIT 23.03


                          [KING & SPALDING LETTERHEAD]

                              191 PEACHTREE STREET
                                ATLANTA, GEORGIA
                            TELEPHONE: 404/572-4600
                            FACSIMILE: 404/572-5100



                                 June 27, 2001


                                  CONSENT FORM



The undersigned hereby consents to the use of our name and the Statement with respect to us that appears under the heading "Experts" in the Registration Statement on Form S-1 and related prospectus of AtheroGenics, Inc.


                                        /s/ King & Spalding

                                        KING & SPALDING